UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date Of Report (Date Of Earliest Event Reported): June 29, 2007
NANOPHASE TECHNOLOGIES
CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 0-22333

Delaware	36-3687863
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
1319 Marquette Drive, Romeoville, Illinois 60446
(Address of Principal Executive Offices, Including Zip Code)
(630) 771-6700
(Registrant’s Telephone Number, Including Area Code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement

Item 8.01. Other Events

Item 9.01. Financial Statements and Exhibits

Index to Exhibits

Placement Agency Agreement

Press Release

Items to be Included in this Report
ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On May 31, 2007, the Securities and Exchange Commission (the “Commission”) declared effective the Registration Statement on Form S-3 (File No. 333-143153) of Nanophase Technologies Corporation (the “Company”) filed on May 22, 2007 with the Commission (the “Registration Statement”). The Registration Statement permits the Company to issue, in one or more offerings, up to 2,000,000 shares of the Company’s common stock.
     On June 29, 2007, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Global Grown Capital, LLC (the “Placement Agent”), pursuant to which the Placement Agent has agreed to act as the Company’s placement agent in connection with an offering of up to 1,900,000 shares (the “Shares”) of the Company’s common stock (the “Offering”) under the Registration Statement.
     In connection with the Placement Agency Agreement and the Offering, the Company is filing as Exhibit 1.1 to this Current Report on Form 8-K the Placement Agency Agreement, including as Exhibit A thereto the form of Subscription Agreement to be entered into by the Company and the investors in the Offering.
     The closing of the Offering took place June 29, 2007. The purchasers in the Offering will purchase the Shares at a discount determined by the 10-day volume-weighted average price minus 4%. The Company will pay the Placement Agent a commission equal to 5% of the gross proceeds the Company receives from the Offering.
     A copy of the Placement Agency Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the Placement Agency Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.
ITEM 8.01. OTHER EVENTS
     On July 2, 2007, the Company announced that it had entered into definitive agreements with certain institutional investors to sell 1,900,000 shares of common stock at a purchase price of $5.92 per share, for an aggregate purchase price of approximately $11.2 million. The Company expects that the net proceeds of the Offering will be approximately $10.6 million after deducting the placement agency commission and all estimated offering expenses that are payable by the Company. The Company’s press release announcing the Offering is filed as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.
1.1	Placement Agency Agreement dated June 29, 2007 by and between Nanophase Technologies Corporation and Global Crown Capital, LLC.

99.1	Press Release dated July 2, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2007	Nanophase Technologies Corporation

	By:	/s/ JESS JANKOWSKI
JESS JANKOWSKI
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
No.	Description

1.1	Placement Agency Agreement dated June 29, 2007 by and between Nanophase Technologies Corporation and Global Crown Capital, LLC

99.1	Press Release dated July 2, 2007.